UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2017

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA	95618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On December 15, 2017, Marrone Bio Innovations, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors named therein (collectively, the “Buyers”), including Ospraie Ag Science LLC (“Ospraie”). Under the terms of the Purchase Agreement, the Buyers have agreed to purchase an aggregate of 44,000,001 units (the “Units”), with each Unit purchased by Ospraie consisting of one share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and one warrant to purchase one share of Common Stock (the “Ospraie SPA Warrants”), and each Unit purchased by the other Buyers consisting of one share of Common Stock and one warrant to purchase 0.8 shares of Common Stock (together with the Ospraie SPA Warrants, the “SPA Warrants”), for an aggregate purchase price of $30.0 million, including conversion of certain indebtedness owed to an affiliate of Ospraie. The Company intends to use the net proceeds from the sale of the Units pursuant to the Purchase Agreement for working capital and general corporate purposes.

The sale of the Units pursuant to the Purchase Agreement (the “Closing”) is expected to close in February 2018, subject to the approval of the Company’s stockholders in accordance with applicable requirements of The Nasdaq Capital Market (“Nasdaq”) and the satisfaction or waiver of the other closing conditions under the Purchase Agreement, certain of which are further described below.

The Purchase Agreement includes customary representations and warranties, indemnification and covenants by the Company. In addition to other customary covenants, the Company has also agreed to:

●	Limitations with respect to the Company’s ability to file any registration statement with the Securities and Exchange Commission (“SEC”) or issue additional equity securities of the Company without the prior written consent of Ospraie;

●	Not further amend the terms of the Waddell Notes and Snyder Loan Agreement without the prior written consent of Ospraie;

●	Solicit stockholder approval with respect to an increase of 4,000,000 shares under the Company’s 2013 Stock Incentive Plan, as amended, with such shares to be reserved for issuance to Advisor Members (defined below);

●	Appoint two new directors designated by Ospraie to the Company’s board of directors effective upon the Closing (the “Initial Designees”);

●	Take all necessary actions to procure the election of two additional directors designated by Ospraie to the Company’s board of directors as Class II directors at the Company’s 2018 Annual Meeting of Stockholders;

●	Grant Ospraie the right to appoint individuals to serve as advisors to the Board (“Advisory Members”); and

●	Grant Ospraie the right, should they choose, to review and make recommendations to the Board regarding certain key management positions.

In addition to other customary closing conditions, including continued satisfaction of the Company’s other obligations under the Purchase Agreement and receipt of the required stockholder and Nasdaq approvals, as conditions to the closing of the transactions under the Purchase Agreement, the Company also shall have:

●	Entered into the Waddell Notes Amendment and the Snyder Loan Amendment (each defined below);

●	Delivered to Ospraie lock-up agreements with each of the Company’s directors and executive officers;

●	Effective upon the Closing, appointed (A) one of the Initial Designees as Chair of the Board, (B) one of the Initial Designees as Chair of the Compensation Committee of the board of directors, (C) both of the Initial Designees as members of the Nominating and Corporate Governance Committee of the board of directors and (D) one of the Initial Designees as Chair of the Nominating and Corporate Governance Committee of the board of directors;

●	Entered in a voting and lock-up agreement among the Company, affiliates of Ospraie, affiliates of Waddell, affiliates of Ardsley Advisory Partners and Pamela G. Marrone, Ph.D. (the “Voting and Lock-up Agreement”), pursuant to which the parties to the Voting and Lock-up Agreement will agree to vote their existing Common Stock in favor of certain nominees to the Company’s board of directors designated by Ospraie at the Company’s 2018 annual meeting of stockholders; and

●	Entered into an amendment to the Amended and Restated Promissory Note entered into by the Company and Dwight W. Anderson on October 23, 2017 (the “Ospraie Note”) and certain additional security and intercreditor agreements such that the rank and priority of the security interests and right of payment under the Ospraie Note and the Snyder Loan Agreement will be of equal rank and priority.

The Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the terms contained therein.

Debt Refinancing Transactions

Concurrently with its entry into the Purchase Agreement, on December 15, 2017, the Company has also entered into an amendment to the senior secured promissory notes, dated as of August 20, 2015, in the aggregate principal amount of $40,000,000 (the “Waddell Notes”), issued and sold to Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy VIP Science & Technology (collectively, “Waddell,” and such amendment, the “Waddell Notes Amendment”). The Waddell Notes Amendment provides for (i) the conversion, at the Closing, of $35,000,000 aggregate principal amount of the Waddell Notes into an aggregate of 20,000,000 shares of Common Stock and 4,000,000 warrants to purchase shares of Common Stock (the “Waddell Warrants,” and such conversion, the “Waddell Debt Conversion”), such that $5,000,000 of principal under the Waddell Notes shall remain outstanding after the Closing, (ii) the extension of maturity under the Waddell Notes to December 31, 2022, (iii) the deferral of all interest payments under the Waddell Notes to maturity on December 31, 2022, and (iv) the grant to Ospraie of a right of first refusal to acquire the Waddell Notes.

In addition, on December 15, 2017, the Company also entered into an amendment to the loan agreement, dated as of October 2, 2012 (the “Snyder Loan Agreement”), between the Company and Gordon Snyder, an individual (“Snyder”), as administrative agent to the lenders party thereto (the “Snyder Loan Amendment”). The Snyder Loan Amendment provides for (i) the conversion, at the Closing, of $10,000,000 aggregate principal amount of indebtedness currently outstanding under the Snyder Loan Agreement to an aggregate of 5,714,285 shares of Common Stock and 1,142,856 warrants to purchase shares of Common Stock (the “Snyder Warrants,” and such conversion, the “Snyder Debt Conversion”), such that $2,450,000 of principal under the Snyder loan Agreement shall remain outstanding after the Closing, (ii) the extension of maturity under the Snyder Loan Agreement to December 31, 2022, (iii) the reduction of interest from and after the Closing from 14% to 8%, (iv) the deferral of all interest payments under the Snyder Loan Agreement to maturity on December 31, 2022, and (v) the payment of all fees due to Snyder, as administrative agent, in the form of 498,000 shares of Common Stock, payable on upon maturity of the amended Snyder Loan Agreement.

The transactions contemplated by the Waddell Notes Amendment and the Snyder Loan Amendment are each effective as of, and conditioned upon, the Closing under the Purchase Agreement, and accordingly, the satisfaction or waiver of the other closing conditions thereunder.

The Waddell Notes Amendment and the Snyder Loan Amendment are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference, and the foregoing description is qualified in its entirety by the terms contained therein.

Warrants

Upon issuance at the Closing, the SPA Warrants will be immediately exercisable in cash at an exercise price of $1.00 per share of Common Stock (subject to adjustments), or via net exercise if the Company does not have an registration statement registering the shares underlying the SPA Warrants effective within 180 days of the Closing date, and the SPA Warrants may be exercised at a holder’s option at any time on or before December 31, 2020. In addition, the Company will redeem the SPA Warrants upon the occurrence of any Fundamental Transaction (as defined in the SPA Warrants), and the SPA Warrants will be subject to weighted-average antidilution provisions. The Waddell Warrants and the Snyder Warrants to be issued at the Closing will be in substantially similar in form to the SPA Warrants, only with an immediate exercise price of $1.25 per share of Common Stock (subject to adjustments) at any time on or before December 31, 2020.

In addition, in connection with its role as exclusive placement agent and financial adviser with respect to the transactions contemplated by the Purchase Agreement, at the Closing, National Securities Corporation (the “Placement Agent”) will receive warrants to purchase 2,017,143 shares of Common Stock (the “NSC Warrants”), as well as 800,000 shares of Common Stock. The NSC Warrants will be in substantially similar in form to the SPA Warrants, but will be exercisable beginning six months after the Closing.

The form of the SPA Warrants, the Waddell Warrants, the Snyder Warrants and the NSC Warrants are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference, and the foregoing description is qualified in its entirety by the terms contained therein.

Registration Rights Agreement

On December 15, 2017, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Buyers, Waddell, Snyder and the Placement Agent (together, and including any successors and assigns to the Registration Rights Agreement, the “Holders”), pursuant to which the Company has agreed to file a registration statement with the SEC within 60 days of the Closing date covering the resale of the shares (including shares issuable upon exercise of warrants) issued pursuant to the terms of the Purchase Agreement, the Waddell Notes Amendment and the Snyder Loan Amendment and to the Placement Agent. Pursuant to the terms of the Registration Rights Agreement, the Company will maintain the effectiveness of the registration statement until the date upon which the securities held by the Holders cease to be Registerable Securities (as that term is defined in the Registration Rights Agreement). The Registration Rights Agreement also provides that each of the Holders will not sell or otherwise dispose of their shares of Common Stock or securities exercisable for or convertible into Common Stock, commencing on December 15, 2017 and ending 180 days after the Closing, subject to customary exceptions.

The Registration Rights Amendment is filed herewith as Exhibit 10.4, and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the terms contained therein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 3.02.

The securities to be issued pursuant to the Purchase Agreement, the Waddell Notes Amendment, the Snyder Loan Amendment, and to the Placement Agent as described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued pursuant to the exemptions from registration provided by Section 4(a)(2) or Section 3(a)(9) of the Securities Act thereunder. Each of the Buyers, Waddell, Snyder, Mr. Anderson and the Placement Agent has represented, that such person is an accredited investor, has been provided with such information about the Company as has been requested by such person, and will acquire the securities of the Company without a view toward public sale or distribution, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities to be issued as a result of the proposed transactions. The securities to be issued in connection with the proposed transactions have not been registered under the Securities Act or state securities laws, and may not be offered or sold absent registration with the SEC or an applicable exemption from such registration requirements.

Item 7.01 Regulation FD Disclosure.

On December 18, 2017, the Company issued a press release announcing the entry into the Purchase Agreement and the financing transactions contemplated therein and a corporate update conference call to be held on Monday, December 18, 2017 at 1:30 p.m. Pacific Time to discuss the proposed transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

As described in the press release, upon closing of the proposed transactions, the Company expects to have an aggregate of approximately 101.9 million shares of Common Stock outstanding, as well as outstanding warrants to purchase an aggregate of approximately 52.7 million shares of Common Stock for a weighted average exercise price of $1.10 per share, in each case assuming no issuances between December 18, 2017 and the Closing, other than those contemplated by the proposed transactions, and the Company’s outstanding indebtedness is expected to be reduced from an aggregate principal amount of $62.5 million to $17.5 million.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

In connection with the proposed transactions, the Company has determined to postpone its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) in order to submit the proposed transactions to the stockholders of the Company for their approval. In connection with that approval, the Company will file with the SEC a proxy statement containing information about the proposed transactions. The time and location of the Annual Meeting will be as set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the SEC. Stockholders are urged to read the definitive proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge at the SEC’s website (www.sec.gov).

The Company and some or all of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transactions. Information regarding the directors and executive officers of the Company is contained in Company’s Annual Report on Form 10-K/A filed with the SEC on April 24, 2017. Additional information regarding the Company’s directors and executive officers, and the interests of such potential participants, will also be included in the proxy statement for the 2017 Annual Meeting of Stockholders, when it becomes available.

Forward Looking Statements. This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this report regarding strategy, future operations and plans, including assumptions underlying such statements, are forward-looking statements, and should not be relied upon as representing the Company’s views as of any subsequent date. Examples of such statements include statements regarding the timing and potential completion of the proposed transactions, anticipated proceeds from the transactions, and the Company’s anticipated resulting equity and debt capital structures, the Company’s planned appointment of directors to be designated by Ospraie, and the timing of the Company’s 2017 Annual Meeting of Stockholders. Such forward-looking statements are based on information available to the Company as of the date of this release and involve a number of risks and uncertainties, some beyond the Company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including the failure to satisfy the closing conditions for the transactions, including receipt of the required stockholder approvals, the effects of industry, economic or political conditions outside of the Company’s control and adverse decisions by regulatory agencies and other relevant third parties. Additional information that could lead to material changes in the Company’s performance is contained in its filings with the SEC. The Company is under no obligation to, and expressly disclaims any responsibility to, update or alter forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of SPA Warrants.
4.2	Form of Waddell Warrants.
4.3	Form of Snyder Warrants.
4.4	Form of NSC Warrants.
10.1	Securities Purchase Agreement, dated as of December 15, 2017, by and among the Company and the Buyers named therein.
10.2	Omnibus Amendment No. 4 to Notes, dated as of December 15, 2017, by and among the Company, Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund, Ivy Funds VIP Science & Technology and Ospraie Management LLC.
10.3	Sixth Amendment to Loan Agreement, dated as of December 15, 2017, by and among the Company and Gordon Snyder, an individual, as administrative agent.
10.4	Registration Rights Agreement, dated as of December 15, 2017, by and among the Company and the Investors named therein.
99.1	Press Release of Marrone Bio Innovations, Inc., dated December 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: December 18, 2017	By:	/s/ Linda V. Moore
Linda V. Moore
Executive Vice President and General Counsel